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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           November 21, 2003
                                           -----------------------------------

                           Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its chapter)

         Delaware                     0-26323                  51-0402415
     ------------------           -----------------      ---------------------
(State or other jurisdiction        (Commission          (IRS Employer
             of incorporation)       File Number)         Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                            -----
Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------


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Item 5.  OTHER EVENTS.

         The Registrant reported that President and CEO Edmond Buccellato has joined the delegation to develop international biotechnology relationships between the United states and Taiwan.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation                      Description of Exhibit
-----------                      ----------------------
99.1                             Press Release dated 11/21/03



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EXHIBIT 99.1

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED BIOTHERAPY, INC.
                                   (Registrant)


Date:    November 21, 2003         By: /s/Edmond Buccellato
                                       --------------------------------------
                                       Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Designation                      Description of Exhibit
-----------                      ----------------------
99.1                             Press Release dated 11/21/03